OAKWOOD MORTGAGE INVESTORS, INC. 1995-B               REPORT DATE: APRIL 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                            POOL REPORT # 18
REMITTANCE REPORT                                                    Page 1 of 6
REPORTING MONTH: MARCH 31, 1997



                                           Scheduled Principal Balance of Contracts
--------------------------------------------------------------------------------------------------------------------------------
Beginning                                                                                                 Ending
Principal                  Scheduled          Prepaid           Liquidated         Contracts              Principal
Balance                    Principal          Principal         Principal          Repurchased            Balance
------------------------------------------------------------------------------------------------------------------------------
161,702,026.63            (404,736.45)      (679,970.56)      (1,163,825.86)           0.00             159,453,493.76
==============================================================================================================================

  Scheduled                                   Scheduled                                                  Amount
  Gross                      Servicing        Pass Thru             Liquidation       Reserve            Available for
  Interest                      Fee           Interest              Proceeds          Fund Draw          Distribution
----------------------------------------------------------------------------------------------------------------------------
 1,524,673.02               134,751.69       1,389,921.33           838,669.47            0.00           3,448,049.50
============================================================================================================================



                                        Reserve Fund as of Cutoff Date
--------------------------------------------------------------------------------------------------------------


 Beginning                                 Investment         Balance Before     Reserve      Reserve         Balance After
  Balance         Deposits     Distrib.     Interest       Current Distribution  Fund Draw    Fund Deposit    Current Distribution
------------------------------------------------------------------------------------------------------------------------------------
 376,355.52        0.00      -1,355.52      1,517.06             376,517.06        0.00        0.00             376,517.06
====================================================================================================================================

                                         Reserve Fund Required Balance
                                         --------------------------------------
                                         Before Current     After Current
        Excess                           Distribution       Distribution
-----------------------                  --------------------------------------
        1,517.06                           375,000.00         375,000.00
=======================                  ======================================




                                              Certificate Account
--------------------------------------------------------------------------------------------------------------------------------

        Beginning                        Deposits                                        Investment              Ending
         Balance               Principal          Interest        Distributions           Interest               Balance
--------------------------------------------------------------------------------------------------------------------------------
       588,318.05             2,268,076.06      1,617,845.75      (3,532,452.25)           3,768.32            945,555.93
================================================================================================================================


                        P&I Advances at Distribution Date
--------------------------------------------------------------------------------

        Beginning              Recovered           Current            Ending
         Balance                Advances          Advances           Balance
--------------------------------------------------------------------------------
       1,689,711.73          1,523,049.09      1,653,258.37       1,819,921.01
================================================================================

OAKWOOD MORTGAGE INVESTORS, INC. 1995-B               REPORT DATE: APRIL 6, 1997
OAKWOOD ACCEPTANCE CORP. -  SERVICER                            POOL REPORT # 18
REMITTANCE REPORT
REPORTING MONTH: MARCH 31, 1997                                      Page 2 of 6


Class B Crossover Test                                                               Test Met?
-----------------------------------------------------------------                    ---------------
(a) Remittance date on or after April 2000                                                 N


(b) Average 60 day Delinquency rate <=        5%                                           Y



(c) Average 30 day Delinquency rate <=        7%                                           Y


(d) Cumulative losses do not exceed the following

percent of the intitial principal balance of all Certificates

Average 30 day delinquency ratio:
                   April 2000 -Sept. 2001     7%                                           N
                   Oct 2001 -Sept. 2002       8%                                           N
                   Oct 2002 -                 9%                                           N




(e) Current realized loss ratio <=            2.75%                                        Y


(f) Are class B principal balances >=         25.375%

of stated scheduled pool  balance

                Beginning B-1 balance                                     19,650,000.00
                Beginning B-2 balance                                      7,485,958.00


                                                                   --------------------
                                                                          27,135,958.00
                Divided by beginning pool
                balance                                                  161,702,026.63
                                                                   --------------------
                                                                                  16.781%  N
                                                                   ====================

 Average 60 day delinquency ratio:


                                  Over 60s           Pool Balance       %
                       --------------------------------------------------------

 Current Mo                     7,309,742.63          159,453,493.76 4.58%
 1st Preceding Mo               7,701,503.79          161,702,026.63 4.76%


 2nd Preceding Mo               8,204,944.85          163,688,235.86 5.01%
                                                       Divided by      3
                                                                    -----------
                                                                     4.79%
                                                                    ===========





                                 Over 30s              Pool Balance    %
                       --------------------------------------------------------

 Current Mo                    10,010,192.35          159,453,493.76 6.28%
 1st Preceding Mo              10,655,520.31          161,702,026.63 6.59%
 2nd Preceding Mo              11,526,214.07          163,688,235.86 7.04%
                                                       Divided by      3
                                                                    -----------
                                                                     6.64%
                                                                    ===========

 Cumulative loss ratio:

                        Cumulative losses               2,149,220.06
                                            ------------------------
 Divided by Initial Certificate Principal             187,144,958.00 1.148%
                                                                    ===========




 Current realized loss ratio:

                                Liquidation               Pool
                                   Losses                Balance
                       -------------------------------------------

 Current Mo                       325,156.39          161,702,026.63
 1st Preceding Mo                 292,328.19          163,688,235.86
 2nd Preceding Mo                 285,524.41          165,649,747.56
                                                                     2.225%
                                                                    ===========

OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE: APRIL 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 18
REPORTING MONTH: MARCH 31, 1997                                      Page 3 of 6




                                                                                 Delinquency Analysis

                                              31 to 59 days        60 to 89 days         90 days and Over        Total Delinq.
                 No. of    Principal               Principal            Principal             Principal             Principal
                 Loans      Balance         #       Balance        #     Balance        #      Balance       #       Balance
----------------------------------------------------------------------------------------------------------------------------------
Excluding Repos   5,479   154,932,434.16     89    2,641,361.12    31   1,004,998.60    54    1,842,773.03    174    5,489,132.75

        Repos       140     4,521,059.60      2       59,088.60    13     355,849.35   125    4,106,121.65    140    4,521,059.60
               ------------------------------------------------------------------------------------------------------------------

        Total     5,619   159,453,493.76     91    2,700,449.72    44   1,360,847.95   179    5,948,894.68    314   10,010,192.35
==================================================================================================================================

                                                                                                              5.6%           6.28%
                                                                                                            ======================

                                                      Repossession Analysis
                      Active Repos                 Reversal            Current Month
                      Outstanding                (Redemption)             Repos             Cumulative Repos
                            Principal               Principal            Principal                 Principal
                     #      Balance        #        Balance      #      Balance            #      Balance
    ------------------------------------------------------------------------------------------------------------
Excluding Repos     140    4,521,059.60     0          0.00      36     1,032,822.35       498     13,751,790.11

        Repos


        Total




OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE: APRIL 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 18
REPORTING MONTH: MARCH 31, 1997
                                                                     Page 4 of 6
REPOSSESSION LIQUIDATION REPORT




                                    Liquidated                                                                           Net
   Account      Customer             Principal          Sales            Insur.          Total        Repossession     Liquidation
   Number         Name                 Balance         Proceeds         Refunds        Proceeds        Expenses        Proceeds
------------------------------------------------------------------------------------------------------------------------------------
074907-7      VANN III                 4,577.66            400.00        339.37           739.37            0.00          739.37
075523-1      BENNETT                  7,916.61           1900.00        331.70         2,231.70            0.00        2,231.70
075835-9      KNIGHT                   7,488.78          8,500.00        489.52         8,989.52          579.49        8,410.03
072438-5      HAYWORTH                12,196.08          6,000.00        359.01         6,359.01            0.00        6,359.01
073452-5      RUSSELL                 12,985.82         12,500.00        506.46        13,006.46        2,073.94       10,932.52
073885-6      HIRTLE                  18,302.73         17,900.00        965.16        18,865.16        4,642.00       14,223.16
074340-1      GURGANUS                 8,152.86          2,500.00        296.25         2,796.25            0.00        2,796.25
074625-5      CRITTENDEN              25,781.74         25,100.00        804.82        25,904.82        5,778.11       20,126.71
075298-0      GLIDEWEL                13,515.53          5,050.00        737.62         5,787.62        1,085.15        4,702.47
075531-4      FISCHER                 20,423.62         21,500.00      1,555.45        23,055.45        4,167.82       18,887.63
071402-2      CHAMBERS                28,675.05         24,900.00      1,168.67        26,068.67        6,273.52       19,795.15
071888-2      PETERS                  22,206.64         19,900.00      1,430.56        21,330.56        3,486.26       17,844.30
071907-0      VANHORN                 20,141.81         20,100.00        506.48        20,606.48          788.00       19,818.48
072051-6      ARLEDGE                 25,497.73         21,500.00        675.16        22,175.16        1,091.02       21,084.14
072656-2      STEWART                 22,109.60         21,900.00        641.87        22,541.87        3,188.56       19,353.31
073515-9      LEE                     26,277.77         26,900.00      1,270.94        28,170.94        1,661.82       26,509.12
073561-3      BARBER                  19,855.88         19,100.00      1,204.70        20,304.70        1,609.00       18,695.70
073927-6      MULLINS                 30,110.27         29,400.00      1,190.05        30,590.05        1,248.00       29,342.05
074304-7      CAHOON                  29,444.65         29,500.00      2,084.64        31,584.64        5,315.37       26,269.27
074375-7      T H JOHNSON             23,910.59         18,900.00      1,258.93        20,158.93        1,067.00       19,091.93
075072-9      SIMPKINS                26,958.53         24,900.00      1,001.88        25,901.88        3,536.72       22,365.16
075205-5      HANEY                   19,374.32         18,500.00      1,577.71        20,077.71        4,462.50       15,615.21
075231-1      FORTNER                 27,125.06         22,500.00      1,326.29        23,826.29        3,842.00       19,984.29
075337-6      B. JOHNSON              19,719.51         18,700.00      1,102.39        19,802.39        6,034.76       13,767.63
076544-6      GUESS                   22,338.71         24,100.00          0.00        24,100.00        1,492.77       22,607.23
076568-5      PRICE                   24,545.46         27,500.00      1,362.11        28,862.11        4,345.78       24,516.33
076818-4      SEITER                  23,046.38         21,500.00        966.65        22,466.65        2,897.70       19,568.95
077085-9      MCCRIMMONS              20,641.54         19,350.00        586.56        19,936.56        2,450.30       17,486.26
077232-7      CASON                   27,777.63         24,000.00        953.34        24,953.34        4,427.51       20,525.83
078024-7      BERRY                   22,986.30         21,500.00      1,124.08        22,624.08        3,251.76       19,372.32
078201-1      BROOKS                  24,733.22         23,900.00      1,271.75        25,171.75        2,165.05       23,006.70
078342-3      COLLUM                  25,120.52         21,100.00      2,145.82        23,245.82        3,415.62       19,830.20
072214-0      MORGAN                  48,377.33         45,000.00      1,854.94        46,854.94        1,450.00       45,404.94
072297-5      VERNON                  43,274.80         37,825.00      1,108.55        38,933.55        5,201.59       33,731.96
072798-2      HOLLOMAN                43,429.96         45,900.00        338.40        46,238.40        6,400.41       39,837.99
072838-6      FULTON                  31,544.28         27,595.00      1,082.47        28,677.47        5,923.99       22,753.48
073162-0      VIGIL                   34,083.19         32,900.00          0.00        32,900.00        3,773.20       29,126.80
073447-5      DALE                    20,858.50         16,900.00        864.41        17,764.41        3,967.40       13,797.01
073530-8      GARCIA                  44,394.91         41,500.00      1,407.31        42,907.31        1,645.00       41,262.31
074328-6      HOUSTON                 30,508.52         23,500.00        336.00        23,836.00        2,590.00       21,246.00
074883-0      L HOLLAND               27,569.65         33,700.00      1,118.23        34,818.23        2,691.00       32,127.23
075646-0      BADER                   46,722.15         47,900.00        790.02        48,690.02        3,715.12       44,974.90
075901-9      G JOHNSON               20,835.10         21,195.00        702.10        21,897.10        2,512.35       19,384.75
077102-2      HAWKINS                 24,673.72         24,000.00        253.73        24,253.73        1,590.00       22,663.73
077206-1      WILBANKS                51,606.33         54,900.00          0.00        54,900.00          734.96       54,165.04
077453-9      AUSTIN                  32,235.96          5,500.00        385.53         5,885.53          315.25        5,570.28
072472-4      COMPTON                (30,711.53)       (29,604.67)    (1,099.52)      (30,704.19)        (888.14)     (29,816.05)
072472-4      COMPTON***              30,484.39         29,500.00      1,099.52        30,599.52        3,010.59       27,588.93
                               =====================================================================================================
                                   1,163,825.86      1,059,210.33     41,477.63     1,100,687.96      131,010.25      969,677.71
                               =====================================================================================================


                                            Net             Current
   Account             Unrecov.          Pass Thru         Period Net    Cumulative
   Number              Advances          Proceeds         Gain/(Loss)    Gain/(Loss)
----------     ---------------------------------------------------------------------
074907-7               1,886.10           (1,146.73)       (5,724.39)
075523-1               1,958.64              273.06        (7,643.55)
075835-9               1,373.32            7,036.71          (452.07)
072438-5               2,183.76            4,175.25        (8,020.83)
073452-5               1,453.15            9,479.37        (3,506.45)
073885-6               3,411.10           10,812.06        (7,490.67)
074340-1               1,425.44            1,370.81        (6,782.05)
074625-5               3,649.41           16,477.30        (9,304.44)
075298-0               1,791.36            2,911.11       (10,604.42)
075531-4               5,473.52           13,414.11        (7,009.51)
071402-2               2,595.74           17,199.41       (11,475.64)
071888-2               3,778.58           14,065.72        (8,140.92)
071907-0               1,581.84           18,236.64        (1,905.17)
072051-6               1,954.98           19,129.16        (6,368.57)
072656-2               2,886.90           16,466.41        (5,643.19)
073515-9               3,071.79           23,437.33        (2,840.44)
073561-3               3,542.00           15,153.70        (4,702.18)
073927-6               2,602.25           26,739.80        (3,370.47)
074304-7               5,445.44           20,823.83        (8,620.82)
074375-7               1,828.14           17,263.79        (6,646.80)
075072-9               1,671.40           20,693.76        (6,264.77)
075205-5               2,373.20           13,242.01        (6,132.31)
075231-1               2,657.60           17,326.69        (9,798.37)
075337-6               2,648.28           11,119.35        (8,600.16)
076544-6               1,679.88           20,927.35        (1,411.36)
076568-5               3,636.05           20,880.28        (3,665.18)
076818-4               2,884.70           16,684.25        (6,362.13)
077085-9               2,051.35           15,434.91        (5,206.63)
077232-7               4,354.87           16,170.96       (11,606.67)
078024-7               2,552.13           16,820.19        (6,166.11)
078201-1               3,661.20           19,345.50        (5,387.72)
078342-3               3,886.48           15,943.72        (9,176.80)
072214-0               4,366.88           41,038.06        (7,339.27)
072297-5               3,625.93           30,106.03       (13,168.77)
072798-2               3,275.16           36,562.83        (6,867.13)
072838-6               2,262.90           20,490.58       (11,053.70)
073162-0               4,542.48           24,584.32        (9,498.87)
073447-5               1,482.36           12,314.65        (8,543.85)
073530-8               2,465.35           38,796.96        (5,597.95)
074328-6               2,095.20           19,150.80       (11,357.72)
074883-0               1,669.92           30,457.31         2,887.66
075646-0               5,800.19           39,174.71        (7,547.44)
075901-9               2,112.21           17,272.54        (3,562.56)
077102-2               1,345.70           21,318.03        (3,355.69)
077206-1               4,674.00           49,491.04        (2,115.29)
077453-9               2,173.98            3,396.30       (28,839.66)
072472-4              (2,330.76)         (27,485.29)        3,226.24
072472-4               3,496.14           24,092.79        (6,391.60)
               ======================================================
                     131,008.24          838,669.47      (325,156.39)    (2,149,220.06)
               ========================================================================



              **** LOAN SOLD NOV 96 BACKED OUT DEC 96 RESOLD FEB 97
                                                                                     2%
                                                                        ===============


OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE: APRIL 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 18
REPORTING MONTH: MARCH 31, 1997
                                                                     Page 5 of 6

CERTIFICATE PRINCIPAL ANALYSIS

PRINCIPAL

                                             Original              Beginning             Current            Accelerated
             Cert.                         Certificate           Certificate           Principal            Principal
             Class                           Balances              Balances              Payable            Distribution
------------------------------------------------------------------------------------------------------------------------------------
A-1                                        52,393,000.00         26,950,068.88        (2,248,532.87)            0.00
A-1 Outstanding Writedown                           0.00                  0.00                 0.00             0.00

A-2                                        62,169,000.00         62,169,000.00                 0.00             0.00
A-2 Outstanding Writedown                           0.00                  0.00                 0.00             0.00

A-3                                        29,540,000.00         29,540,000.00                 0.00             0.00
A-3 Outstanding Writedown                           0.00                  0.00                 0.00             0.00

A-4                                        15,907,000.00         15,907,000.00                 0.00             0.00
A-4 Outstanding Writedown                           0.00                  0.00                 0.00             0.00

B-1                                        19,650,000.00         19,650,000.00                 0.00             0.00
B-1 Outstanding Writedown                           0.00                  0.00                 0.00             0.00

B-2                                         7,485,958.00          7,485,958.00                 0.00             0.00
B-2 Outstanding Writedown                           0.00                  0.00                 0.00             0.00


                                ------------------------------------------------------------------------------------------------

                                          187,144,958.00        161,702,026.88        (2,248,532.87)            0.00
                                ================================================================================================

                                                        Ending                                  Principal Paid
             Cert.                    Writedown       Certificate                   Pool          Per $1,000
             Class                     Amounts         Balances                    Factor        Denomination
----------------------------       -------------------------------------------------------------------------------
A-1                                     0.00         24,701,536.01                 47.14663%        83.43
A-1 Outstanding Writedown               0.00                  0.00                  0.00             0.00

A-2                                     0.00         62,169,000.00                100.00000%         0.00
A-2 Outstanding Writedown               0.00                  0.00                  0.00             0.00

A-3                                     0.00         29,540,000.00                100.00000%         0.00
A-3 Outstanding Writedown               0.00                  0.00                  0.00             0.00

A-4                                     0.00         15,907,000.00                100.00000%         0.00
A-4 Outstanding Writedown               0.00                  0.00                  0.00             0.00

B-1                                     0.00         19,650,000.00                100.00000%         0.00
B-1 Outstanding Writedown               0.00                  0.00                  0.00             0.00

B-2                                     0.00          7,485,958.00                100.00000%         0.00
B-2 Outstanding Writedown               0.00                  0.00                  0.00             0.00


                                   -----------------------------

                                        0.00        159,453,494.01
                                   =============================


OAKWOOD MORTGAGE INVESTORS, INC. 1995-B
OAKWOOD ACCEPTANCE CORP. -  SERVICER                  REPORT DATE: APRIL 6, 1997
REMITTANCE REPORT                                               POOL REPORT # 18
REPORTING MONTH: MARCH 31, 1997
                                                                     Page 6 of 6


CERTIFICATE INTEREST ANALYSIS



           Certificate              Remittance         Beginning             Current               Total              Interest
              Class                    Rate             Balance              Accrual                Paid              Shortfall
                                  --------------------------------------------------------------------------------------------------
A-1                                    6.25%                 0.00           140,364.94           140,364.94                0.00
A-1  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
A-1  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

A-2                                    6.45%                 0.00           334,158.38           334,158.38                0.00
A-2  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
A-2  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

A-3                                    6.90%                 0.00           169,855.00           169,855.00                0.00
A-3  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
A-3  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

A-4                                    7.50%                 0.00            99,418.75            99,418.75                0.00
A-4  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
A-4  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

B-1                                    7.55%                 0.00           123,631.25           123,631.25                0.00
B-1  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
B-1  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

B-2                                    8.65%                 0.00            53,961.28            53,961.28                0.00
B-2  Carryover Interest                0.00                  0.00                 0.00                 0.00                0.00
B-2  Writedown Interest                0.00                  0.00                 0.00                 0.00                0.00

X                                                    1,824,063.67           468,531.73           143,375.34          325,156.39

R                                                            0.00                 0.00                 0.00                0.00

Service Fee                                                  0.00           134,751.69           134,751.69                0.00
                                         -------------------------------------------------------------------------------------------

                                                     1,824,063.67         1,524,673.02         1,199,516.63          325,156.39

Less Reserve Fund Deposit                                                                              0.00
                                                                                      ---------------------

                                                                                               1,199,516.63
                                                                                      =====================


                                                            Interest Paid
           Certificate                        Ending         Per $1,000                Cert.          TOTAL
              Class                          Balance        Denomination               Class        DISTRIBUTION
                                        ------------------------------------------------------------------------------
A-1                                             0.00              5.21                  A-1         2,388,897.81
A-1  Carryover Interest                         0.00              0.00
A-1  Writedown Interest                         0.00              0.00

A-2                                             0.00              5.38                  A-2           334,158.38
A-2  Carryover Interest                         0.00              0.00
A-2  Writedown Interest                         0.00              0.00

A-3                                             0.00              5.75                  A-3           169,855.00
A-3  Carryover Interest                         0.00              0.00
A-3  Writedown Interest                         0.00              0.00

A-4                                             0.00              6.25                  A-4            99,418.75
A-4  Carryover Interest                         0.00              0.00
A-4  Writedown Interest                         0.00              0.00

B-1                                             0.00              6.29                  B-1           123,631.25
B-1  Carryover Interest                         0.00              0.00
B-1  Writedown Interest                         0.00              0.00

B-2                                             0.00              7.21                  B-2            53,961.28
B-2  Carryover Interest                         0.00              0.00
B-2  Writedown Interest                         0.00              0.00

X                                       2,149,220.06                                     X            143,375.34

R                                               0.00                                     R

Service Fee                                     0.00                                                134,751.69
                                          ----------                                                 -------------

                                        2,149,220.06                                                3,448,049.50

Less Reserve Fund Deposit                                                                                   0.00
                                                                                                   -------------

                                                                                                    3,448,049.50
                                                                                                   =============

